Summary of Significant Accounting Policies (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Note 1.  General and Basis of Presentation
Telos Corporation, together with its subsidiaries (the “Company” or “Telos” or “We”), is an information technology solutions and services company addressing the needs of U.S. Government and commercial customers worldwide. Our principal offices are located at 19886 Ashburn Road, Ashburn, Virginia 20147. The Company was incorporated as a Maryland corporation in October 1971.

The accompanying condensed consolidated financial statements include the accounts of Telos and its subsidiaries, including Ubiquity.com, Inc., Xacta Corporation, Teloworks, Inc. and Telos APAC, Pte. Ltd., all of whose issued and outstanding share capital is owned by the Company. We have also consolidated the results of operations of Telos Identity Management Solutions, LLC (“Telos ID”) (see Note 2 – Non-controlling Interests). All intercompany transactions have been eliminated in consolidation.

The accompanying condensed consolidated financial statements reflect all adjustments (which include normal recurring adjustments) and reclassifications necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”). The presented interim results are not necessarily indicative of fiscal year performance for a variety of reasons including, but not limited to, the impact of seasonal and short-term variations. We have continued to follow the accounting policies (including the critical accounting policies) set forth in the consolidated financial statements included in our 2019 Annual Report on Form 10-K filed with the SEC. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

In March 2020, the coronavirus disease 2019 ("COVID-19") was declared a pandemic by the World Health Organization and a national emergency by the U.S. Government. The pandemic has negatively affected the U.S. and global economy, disrupted global supply chains and financial markets, and resulted in significant travel restrictions, including mandated facility closures and shelter-in-place orders in numerous jurisdictions around the world. We are taking prudent measures to protect the health and safety of our employees, such as practicing social distancing and enabling our employees to work from home where possible. While we have experienced certain internal disruptions in adapting our operations as described above to the changed and evolving conditions, the majority of our program operations have not been adversely impacted, or we have implemented alternative means to support requirements. The financial impact of the COVID-19 pandemic cannot be reasonably estimated at this time as its impact depends on future developments, which are highly uncertain and cannot be predicted. New information may emerge concerning the scope, severity and duration of the COVID-19 pandemic, actions to contain its spread or treat its impact, and governmental, business and individuals’ actions taken in response to the pandemic (including restrictions and limitations on travel and transportation) among others.

In preparing these condensed consolidated financial statements, we have evaluated subsequent events through the date that these condensed consolidated financial statements were issued.

Segment Reporting
Operating segments are defined as components of an enterprise for which separate financial information is available and evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and assess performance. We currently operate in one operating and reportable business segment for financial reporting purposes.  Our Chief Executive Officer is the CODM. The CODM only evaluates profitability based on consolidated results.

Recent Accounting Pronouncements

Recent Accounting Pronouncements Adopted
In June 2016, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which introduces new guidance for estimating credit losses on certain types of financial instruments based on expected losses and the timing of the recognition of such losses. This standard is effective for interim and annual reporting periods beginning after December 15, 2019, which made this standard effective for us on January 1, 2020. The adoption of this ASU did not have a material impact on our condensed consolidated financial position, results of operations and cash flows.

In January 2017, the FASB issued ASU 2017-04, "Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment," which eliminates Step 2 of the current goodwill impairment test that requires a hypothetical purchase price allocation to measure goodwill impairment. A goodwill impairment loss instead is measured at the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the recorded amount of goodwill. The provisions of this ASU are effective for years beginning after December 15, 2019, which made this standard effective for us on January 1, 2020. The adoption of this ASU did not have a material impact on our condensed consolidated financial position, results of operations and cash flows.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”, which modifies the disclosure requirement for fair value measurement under ASC 820 to improve the effectiveness of such disclosures. Those modifications include the removal and addition of disclosure requirements as well as clarifying specific disclosure requirements.  This standard is effective for interim and annual reporting periods beginning after December 15, 2019, which made this standard effective for us on January 1, 2020. The adoption of this ASU did not have a material impact on our condensed consolidated financial position, results of operations and cash flows.

In August 2018, the FASB issued ASU 2018-15, “Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract,” which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software.  This standard is effective for interim and annual reporting periods beginning after December 15, 2019, which made this standard effective for us on January 1, 2020. The adoption of this ASU did not have a material impact on our condensed consolidated financial position, results of operations and cash flows.

Recent Accounting Pronouncements Not Yet Adopted
In December 2019, the FASB issued ASU No. 2019-12, “Simplifying the Accounting for Income Taxes (Topic 740)”, which simplifies the accounting for income taxes. This standard will be effective for reporting periods beginning after December 15, 2020, with early adoption permitted. While we are currently assessing the impact of the adoption of this ASU, we do not believe the adoption of this ASU will have a material impact on our consolidated financial position, results of operations and cash flows.

Revenue Recognition
We account for revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers.” The unit of account in ASC 606 is a performance obligation, which is a promise in a contract with a customer to transfer a good or service to the customer. ASC 606 prescribes a five-step model for recognizing revenue that includes identifying the contract with the customer, determining the performance obligation(s), determining the transaction price, allocating the transaction price to the performance obligation(s), and recognizing revenue as the performance obligations are satisfied. Timing of the satisfaction of performance obligations varies across our businesses due to our diverse product and service mix, customer base, and contractual terms. Significant judgment can be required in determining certain performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.  Our contracts may have a single performance obligation or multiple performance obligations. When there are multiple performance obligations within a contract, we allocate the transaction price to each performance obligation based on our best estimate of standalone selling price.

The majority of our revenue is recognized over time, as control is transferred continuously to our customers who receive and consume benefits as we perform, and is classified as services revenue.  All of our business groups earn services revenue under a variety of contract types, including time and materials, firm-fixed price, firm fixed price level of effort, and cost plus fixed fee contract types, which may include variable consideration as discussed further below. Revenue is recognized over time using costs incurred to date relative to total estimated costs at completion to measure progress toward satisfying our performance obligations. Incurred cost represents work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer. Contract costs include labor, material, subcontractor costs and indirect expenses. This continuous transfer of control to the customer is supported by clauses in our contracts with U.S. Government customers whereby the customer may terminate a contract for convenience and then pay for costs incurred plus a profit, at which time the customer would take control of any work in process. For non-U.S. Government contracts where we perform as a subcontractor and our order includes similar Federal Acquisition Regulation (FAR) provisions as the prime contractor’s order from the U.S. Government, continuous transfer of control is likewise supported by such provisions. For other non-U.S. Government customers, continuous transfer of control to such customers is also supported due to general terms in our contracts and rights to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

Due to the transfer of control over time, revenue is recognized based on progress towards completion of the performance obligation. The selection of the method to measure progress towards completion requires judgment and is based on the nature of the performance obligations. We generally use the cost-to-cost measure of progress on a proportional performance basis for our contracts because it best depicts the transfer of control to the customer which occurs as we incur costs on our contracts. Under the cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs at completion of the performance obligation. Revenues are recorded proportionally as costs are incurred. Due to the nature of the work required to be performed on certain of our performance obligations, the estimation of total revenue and cost at completion is complex, subject to many variables and requires significant judgment.  Contract estimates are based on various assumptions including labor and subcontractor costs, materials and other direct costs and the complexity of the work to be performed. A significant change in one or more of these estimates could affect the profitability of our contracts. We review and update our contract-related estimates regularly and recognize adjustments in estimated profit on contracts on a cumulative catch-up basis, which may result in an adjustment increasing or decreasing revenue to date on a contract in a particular period that the adjustment is identified. Revenue and profit in future periods of contract performance are recognized using the adjusted estimate.

Revenue that is recognized at a point in time is for the sale of software licenses in our Secure Mobility and Network Management/Defense Enterprise Solutions (formerly Secure Mobility Solutions in our Cyber Operations and Defense (“CO&D”) reporting unit) and Secure Communications Cyber and Enterprise Solutions (formerly IT & Enterprise Solutions) business groups and for the sale of resold products in Telos ID Enterprise Solutions (formerly Identity Management Solutions) and Cyber & Cloud Solutions (formerly CO&D’s Cyber Security Solutions), and is classified as product revenue.  Revenue on these contracts is recognized when the customer obtains control of the transferred product or service, which is generally upon delivery of the product to the customer for their use, due to us maintaining control of the product until that point. Orders for the sale of software licenses may contain multiple performance obligations, such as maintenance, training, or consulting services, which are typically delivered over time, consistent with the transfer of control disclosed above for the provision of services. When an order contains multiple performance obligations, we allocate the transaction price to the performance obligations using our best estimate of standalone selling price.

Contracts are routinely and often modified to account for changes in contract requirements, specifications, quantities, or price.  Depending on the nature of the modification, we determine whether to account for the modification as an adjustment to the existing contract or as a new contract.  Generally, modifications are not distinct from the existing contract due to the significant interrelatedness of the performance obligations and are therefore accounted for as an adjustment to the existing contract, and recognized as a cumulative adjustment to revenue (as either an increase or reduction of revenue) based on the modification’s effect on progress toward completion of a performance obligation.

Our contracts may include various types of variable consideration, such as claims (for instance, indirect rate or other equitable adjustments) or incentive fees. We include estimated amounts in the transaction price based on all of the information available to us, including historical information and future estimations, and to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when any uncertainty associated with the variable consideration is resolved.  We have revised and re-submitted several years of incurred cost submissions reflecting certain indirect rate structure changes as a result of regular Defense Contract Audit Agency (“DCAA”) audits of incurred cost submissions.  This resulted in signed final rate agreement letters for fiscal years 2011 to 2013 and conformed incurred cost submissions for 2014 to 2015. We evaluated the resulting changes to revenue under the applicable cost plus fixed fee contracts for the years 2011 to 2015 as variable consideration, and determined the most likely amount to which we expect to be entitled, to the extent that no constraint exists that would preclude recognizing this revenue or result in a significant reversal of cumulative revenue recognized. We included these estimated amounts of variable consideration in the transaction price and as performance on these contracts is complete, we recognized revenue of $6.0 million during the year ended December 31, 2018.

Historically, most of our contracts do not include award or incentive fees. For incentive fees, we would include such fees in the transaction price to the extent we could reasonably estimate the amount of the fee.  With limited historical experience, we have not included any revenue related to incentive fees in our estimated transaction prices.  We may include in our contract estimates additional revenue for submitted contract modifications or claims against the customer when we believe we have an enforceable right to the modification or claim, the amount can be estimated reliably and its realization is probable. We consider the contractual/legal basis for the claim (in particular FAR provisions), the facts and circumstances around any additional costs incurred, the reasonableness of those costs and the objective evidence available to support such claims.

For our contracts that have an original duration of one year or less, we use the practical expedient applicable to such contracts and do not consider the time value of money. We capitalize sales commissions related to proprietary software and related services that are directly tied to sales. We do not elect the practical expedient to expense as incurred the incremental costs of obtaining a contract if the amortization period would have been one year or less. For the sales commissions that are capitalized, we amortize the asset over the expected customer life, which is based on recent and historical data.

Contract assets are amounts that are invoiced as work progresses in accordance with agreed-upon contractual terms, either at periodic intervals or upon achievement of contractual milestones. Generally, revenue recognition occurs before billing, resulting in contract assets. These contract assets are referred to as unbilled receivables and are reported within accounts receivable, net of reserve on our consolidated balance sheets.

Billed receivables are amounts billed and due from our customers and are reported within accounts receivable, net of reserve on the consolidated balance sheets. The portion of the payments retained by the customer until final contract settlement is not considered a significant financing component due to the intent of the retainage being the customer’s protection with respect to full and final performance under the contract.

Contract liabilities are payments received in advance and milestone payments from our customers on selected contracts that exceed revenue earned to date, resulting in contract liabilities. Contract liabilities typically are not considered a significant financing component because they are generally satisfied within one year and are used to meet working capital demands that can be higher in the early stages of a contract. Contract liabilities are reported on our consolidated balance sheet on a net contract basis at the end of each reporting period.

We have one reportable segment. We treat sales to U.S. customers as sales within the U.S. regardless of where the services are performed. Substantially all of our revenues are from U.S. customers as revenue derived from international customers is de minims. The following tables disclose revenue (in thousands) by customer type and contract type for the periods presented.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Federal	$46,877	$33,774	$82,968	$62,757
State & Local, and Commercial	1,733	2,274	4,621	4,457
Total	$48,610	$36,048	$87,589	$67,214

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Firm fixed-price	$41,935	$28,857	$73,596	$53,787
Time-and-materials	3,637	3,691	7,462	7,620
Cost plus fixed fee	3,038	3,500	6,531	5,807
Total	$48,610	$36,048	$87,589	$67,214

The following table discloses accounts receivable and contract assets (in thousands):

	June 30, 2020	December 31, 2019
Billed accounts receivable	$18,420	$11,917
Unbilled receivables	20,689	16,745
Allowance for doubtful accounts	(738)	(720)
Receivables – net	$38,371	$27,942

The following table discloses contract liabilities (in thousands):

	June 30, 2020	December 31, 2019
Contract liabilities	$6,682	$6,337

As of June 30, 2020 and December 31, 2019, we had $84.8 million and $112.4 million of remaining performance obligations, respectively, which we also refer to as funded backlog. We expect to recognize approximately 87.6% of our remaining performance obligations as revenue in 2020, an additional 11.4% in 2021, and the balance thereafter.  We recognized revenue of $1.1 million and $3.5 million during the three and six months ended June 30, 2020, respectively, and $1.2 million and $3.1 million during the three and six months ended June 30, 2019, respectively, that was included in the contract liabilities balance at the beginning of each fiscal year.

Accounts Receivable
Accounts receivable are stated at the invoiced amount, less an allowance for doubtful accounts. Collectability of accounts receivable is regularly reviewed based upon management’s knowledge of the specific circumstances related to overdue balances. The allowance for doubtful accounts is adjusted based on such evaluation. Accounts receivable balances are written off against the allowance when management deems the balances uncollectible.

On July 15, 2016, the Company entered into an accounts receivable purchase agreement under which the Company sells certain accounts receivable to a third party, or the “Factor”, without recourse to the Company. The Factor initially pays the Company 90% of U.S. Federal government receivables or 85% of certain commercial prime contractors. The remaining payment is deferred and based on the amount the Factor receives from our customer, less a discount fee and a program access fee that is determined by the amount of time the receivable is outstanding before payment. The structure of the transaction provides for a true sale of the receivables transferred. Accordingly, upon transfer of the receivable to the Factor, the receivable is removed from the Company’s condensed consolidated balance sheet, a loss on the sale is recorded and the residual amount remains a deferred payment as an accounts receivable until payment is received from the Factor. The balance of the sold receivables may not exceed $10 million. There were no accounts receivable sold during the three and six months ended June 30, 2020. During the three and six months ended June 30, 2019, the Company sold approximately $4.4 million and $9.4 million of accounts receivable, respectively, and recognized a related loss of approximately $15,000 and $32,000 in selling, general and administrative expenses, respectively, for the same period.  As of June 30, 2020 and December 31, 2019, there were no outstanding sold accounts receivable.

Inventories
Inventories are stated at the lower of cost or net realizable value, where cost is determined using the weighted average method.  Substantially all inventories consist of purchased off-the-shelf hardware and software, and component computer parts used in connection with system integration services that we perform.  An allowance for obsolete, slow-moving or nonsalable inventory is provided for all other inventory.  This allowance is based on our overall obsolescence experience and our assessment of future inventory requirements.  This charge is taken primarily due to the age of the specific inventory and the significant additional costs that would be necessary to upgrade to current standards as well as the lack of forecasted sales for such inventory in the near future.  Gross inventory was $4.2 million and $2.8 million as of June 30, 2020 and December 31, 2019, respectively. As of June 30, 2020, it is management’s judgment that we have fully provided for any potential inventory obsolescence, which was $0.9 million as of June 30, 2020 and December 31, 2019.

Software Development Costs
Our policy on accounting for development costs of software to be sold is in accordance with ASC Topic 985-20, “Software – Costs of Software to be Sold, Leased, or Marketed” and ASC Topic 350-40 “Internal Use Software”, in so far as our Xacta products being available in various deployment modalities including on premises licenses and cloud-based Software as a Service (“SaaS”) as well as solutions developed within Telos ID. Under both standards, software development costs are expensed as incurred until technological feasibility is reached, at which time additional costs are capitalized until the product is available for general release to customers or is ready for its intended use, as appropriate.  Technological feasibility is established when all planning, designing, coding and testing activities have been completed, and all risks have been identified. Beginning with the second quarter of 2017, software development costs are capitalized and amortized over the estimated product life of 2-3 years on a straight-line basis, depending on the solution. As of June 30, 2020 and December 31, 2019, we capitalized $8.7 million and $5.6 million of software development costs, respectively, which are included as a part of property and equipment. Amortization expense was $0.4 million and $0.9 million for the three and six months ended June 30, 2020, respectively, and $0.5 million and $0.9 million for the three and six months ended June 30, 2019, respectively. Accumulated amortization was $4.0 million and $3.1 million as of June 30, 2020 and December 31, 2019, respectively. The Company analyzes the net realizable value of capitalized software development costs on at least an annual basis and has determined that there is no indication of impairment of the capitalized software development costs as forecasted future sales are adequate to support amortization costs.

Income Taxes
We account for income taxes in accordance with ASC 740, “Income Taxes.”  Under ASC 740, deferred tax assets and liabilities are recognized for the estimated future tax consequences of temporary differences and income tax credits.  Deferred tax assets and liabilities are measured by applying enacted statutory tax rates that are applicable to the future years in which deferred tax assets or liabilities are expected to be settled or realized for differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.  Any change in tax rates on deferred tax assets and liabilities is recognized in net income in the period in which the tax rate change is enacted.  We record a valuation allowance that reduces deferred tax assets when it is "more likely than not" that deferred tax assets will not be realized.  We are required to establish a valuation allowance for deferred tax assets if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on available evidence, realization of deferred tax assets is dependent upon the generation of future taxable income.  We considered projected future taxable income, tax planning strategies, and reversal of taxable temporary differences in making this assessment. As such, we have determined that a full valuation allowance is required as of June 30, 2020 and December 31, 2019. As a result of a full valuation allowance against our deferred tax assets, a deferred tax liability related to goodwill remains on our condensed consolidated balance sheet at June 30, 2020 and December 31, 2019. Due to the tax reform enacted on December 22, 2017, net operating losses generated in taxable years beginning after December 31, 2017 will have an indefinite carryforward period, which will be available to offset future taxable income created by the reversal of temporary taxable differences related to goodwill. As a result, we have adjusted the valuation allowance on our deferred tax assets and liabilities at June 30, 2020 and December 31, 2019.

We follow the provisions of ASC 740 related to accounting for uncertainty in income taxes. The accounting estimates related to liabilities for uncertain tax positions require us to make judgments regarding the sustainability of each uncertain tax position based on its technical merits. If we determine it is more likely than not that a tax position will be sustained based on its technical merits, we record the impact of the position in our consolidated financial statements at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. These estimates are updated at each reporting date based on the facts, circumstances and information available. We are also required to assess at each reporting date whether it is reasonably possible that any significant increases or decreases to our unrecognized tax benefits will occur during the next 12 months.

The provision for income taxes in interim periods is computed by applying the estimated annual effective tax rate against earnings before income tax expense for the period. In addition, non-recurring or discrete items are recorded during the period in which they occur.

Goodwill
We evaluate the impairment of goodwill in accordance with ASC 350, “Intangibles - Goodwill and Other,” which requires goodwill and indefinite-lived intangible assets to be assessed on at least an annual basis for impairment using a fair value basis. Between annual evaluations, if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount, then impairment must be evaluated. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or business climate, or (2) a loss of key contracts or customers.

As the result of an acquisition, we record any excess purchase price over the net tangible and identifiable intangible assets acquired as goodwill. An allocation of the purchase price to tangible and intangible net assets acquired is based upon our valuation of the acquired assets. Goodwill is not amortized, but is subject to annual impairment tests. We complete our goodwill impairment tests as of December 31st each year. Additionally, we make evaluations between annual tests if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The evaluation is based on the estimation of the fair values of our three reporting units, CO&D, Telos ID Enterprise Solutions, and Secure Communications Cyber and Enterprise Solutions, of which goodwill is housed in the CO&D reporting unit, in comparison to the reporting unit’s net asset carrying values. Our discounted cash flows required management’s judgment with respect to forecasted revenue streams and operating margins, capital expenditures and the selection and use of an appropriate discount rate. We utilized the weighted average cost of capital as derived by certain assumptions specific to our facts and circumstances as the discount rate. The net assets attributable to the reporting units are determined based upon the estimated assets and liabilities attributable to the reporting units in deriving its free cash flows. In addition, the estimate of the total fair value of our reporting units is compared to the market capitalization of the Company. The Company’s assessment resulted in a fair value that was greater than the Company’s carrying value, therefore the second step of the impairment test, as prescribed by the authoritative literature, was not required to be performed and no impairment of goodwill was recorded as of December 31, 2019. Subsequent reviews may result in future periodic impairments that could have a material adverse effect on the results of operations in the period recognized. Recent operating results have reduced the projection of future cash flow growth potential, which indicates that certain negative potential events, such as a material loss or losses on contracts, or failure to achieve projected growth could result in impairment in the future. We estimate fair value of our reporting unit and compare the valuation with the respective carrying value for the reporting unit to determine whether any goodwill impairment exists. If we determine through the impairment review process that goodwill is impaired, we will record an impairment charge in our consolidated statements of operations. Goodwill is amortized and deducted over a 15-year period for tax purposes.

Stock-Based Compensation
Compensation cost is recognized based on the requirements of ASC 718, “Stock Compensation,” for all share-based awards granted. Since June 2008, we have issued restricted stock (Class A common) to our executive officers, directors and employees. To date, 100,000 shares have been granted in 2020. Such stock is subject to a vesting schedule as follows:  25% of the restricted stock vests immediately on the date of grant, thereafter, an additional 25% will vest annually on the anniversary of the date of grant subject to continued employment or services. As of June 30, 2020, there were 75,000 shares of restricted stock that remained subject to vesting. In the event of death of the employee or a change in control, as defined by the Telos Corporation 2008 Omnibus Long-Term Incentive Plan, the 2013 Omnibus Long-Term Incentive Plan, or the 2016 Omnibus Long-Term Incentive Plan, all unvested shares shall automatically vest in full. In accordance with ASC 718, we recorded immaterial compensation expense for any of the issuances as the value of our common stock was nominal, based on the deduction of our outstanding debt, capital lease obligations, and preferred stock from an estimated enterprise value, which was estimated based on discounted cash flow analysis, comparable public company analysis, and comparable transaction analysis.  Additionally, we determined that a significant change in the valuation estimate for common stock would not have a significant effect on the condensed consolidated financial statements.

Net Income (Loss) per Share
Basic net loss per share is computed by dividing the net loss by the weighted-average number of common shares outstanding for the period, without consideration for potentially dilutive securities. Diluted net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock and dilutive common stock equivalents outstanding for the period determined using the treasury-stock and if-converted methods. Dilutive common stock equivalents are comprised of unvested restricted common stock. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding as inclusion of the potentially dilutive securities would be antidilutive.

Potentially dilutive securities not included in the calculation of diluted net loss per share because to do so would be anti-dilutive are as follows (in common stock equivalent shares):

	Six Months Ended June 30,
	2020	2019
Non-controlling interest, beginning of period	75	1,206
Common Stock Warrants, exercisable at $1.321/share	1,135	1,135
Total	1,210	2,341

Unaudited Pro Forma Net Income (Loss) per Share

Pro forma unaudited net income (loss) reflects the conversion of the Class A and Class B common stock for common stock on a 1:1 basis and the conversion of our Redeemable Preferred Stock for common stock. The Pro Forma unaudited earnings (loss) per share is computed as follows:

Six Months Ended June 30, 2020
Net Income (Loss) Attributable to Telos Corporation
Dividends from preferred stock recorded as interest expense
Net Income (loss) to Common Shareholders Pro forma adjustment to remove preferred dividends
Net income (loss) used to compute pro forma net earnings (loss) per share
Weighted average common shares outstanding, basic and diluted, effecting the conversation of Class A and class B common stock into common stock
Pro forma adjustment to reflect conversion of preferred shares
Weighted average common shares outstanding used in computing pro forma net earnings per share, basic and diluted
Pro forma net earnings (loss) per common share, basic and diluted

Unaudited Pro Forma Balance Sheet Information

The unaudited Pro Forma balance sheet and statement of operations information as of June 30, 2020, reflects the conversion of the Public Preferred Stock into shares of the Company’s common stock and cash upon completion of the Company’s planned initial public offering. The shares of common stock issuable and the proceeds expected to be received in the IPO are excluded from such pro forma financial information.

Other Comprehensive Income (Loss)
Our functional currency is the U.S. Dollar. For one of our wholly owned subsidiaries, the functional currency is the local currency. For this subsidiary, the translation of its foreign currency into U.S. Dollars is performed for assets and liabilities using current foreign currency exchange rates in effect at the balance sheet date and for revenue and expense accounts using average foreign currency exchange rates during the period. Translation gains and losses are included in stockholders’ deficit as a component of accumulated other comprehensive income (loss).

Accumulated other comprehensive income included within stockholders’ deficit consists of the following (in thousands):

	June 30, 2020	December 31, 2019
Cumulative foreign currency translation loss	$(100)	$(101)
Cumulative actuarial gain on pension liability adjustment	107	107
Accumulated other comprehensive income	$7	$6

Note 1. Summary of Significant Accounting Policies

Business and Organization
Telos Corporation, together with its subsidiaries, (the “Company” or “Telos” or “We”), is an information technology solutions and services company addressing the needs of U.S. Government and commercial customers worldwide. We own all of the issued and outstanding share capital of Xacta Corporation, a subsidiary that develops, markets and sells government-validated secure enterprise solutions to government and commercial customers. We also own all of the issued and outstanding share capital of Ubiquity.com, Inc., a holding company for Xacta Corporation. We also have a 50% ownership interest in Telos Identity Management Solutions, LLC (“Telos ID”) and a 100% ownership interest in Teloworks, Inc. (“Teloworks”) and Telos APAC Pte. Ltd. (Telos APAC).

Principles of Consolidation and Basis of Presentation
The accompanying consolidated financial statements include the accounts of Telos and its subsidiaries, including Ubiquity.com, Inc., Xacta Corporation, Teloworks, and Telos APAC, all of whose issued and outstanding share capital is owned by the Company. We have also consolidated the results of operations of Telos ID (see Note 2 – Non-controlling Interests). Intercompany transactions have been eliminated in consolidation.

In preparing these consolidated financial statements, we have evaluated subsequent events through the date that these consolidated financial statements were issued.

Segment Reporting
Operating segments are defined as components of an enterprise for which separate financial information is available and evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and assess performance. We currently operate in one operating and reportable business segment for financial reporting purposes. Our Chief Executive Officer is the CODM. The CODM only evaluates profitability based on consolidated results.

Use of Estimates
The preparation of consolidated financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions used in the preparation of our consolidated financial statements include revenue recognition, allowance for doubtful accounts receivable, allowance for inventory obsolescence, the valuation allowance for deferred tax assets, income taxes, contingencies and litigation, potential impairments of goodwill and estimated pension-related costs for our foreign subsidiaries.  Actual results could differ from those estimates.

Revenue Recognition
We account for revenue in accordance with ASC Topic 606, “Revenue from Contracts with Customers.” The unit of account in ASC 606 is a performance obligation, which is a promise in a contract with a customer to transfer a good or service to the customer. ASC 606 prescribes a five-step model for recognizing revenue that includes identifying the contract with the customer, determining the performance obligation(s), determining the transaction price, allocating the transaction price to the performance obligation(s), and recognizing revenue as the performance obligations are satisfied. Timing of the satisfaction of performance obligations varies across our businesses due to our diverse product and service mix, customer base, and contractual terms. Significant judgment can be required in determining certain performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.  Our contracts may have a single performance obligation or multiple performance obligations. When there are multiple performance obligations within a contract, we allocate the transaction price to each performance obligation based on our best estimate of standalone selling price.

We account for a contract after it has been approved by the parties to the contract, the rights and the payment terms of the parties are identified, the contract has commercial substance and collectability is probable, which is presumed for our U.S. Government customers and prime contractors for which we perform as subcontractors to U.S. Government end-customers.

The majority of our revenue is recognized over time, as control is transferred continuously to our customers who receive and consume benefits as we perform, and is classified as services revenue.  All of our business groups earn services revenue under a variety of contract types, including time and materials, firm-fixed price, firm fixed price level of effort, and cost plus fixed fee contract types, which may include variable consideration as discussed further below. Revenue is recognized over time using costs incurred to date relative to total estimated costs at completion to measure progress toward satisfying our performance obligations. Incurred cost represents work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer. Contract costs include labor, material, subcontractor costs and indirect expenses. This continuous transfer of control to the customer is supported by clauses in our contracts with U.S. Government customers whereby the customer may terminate a contract for convenience and then pay for costs incurred plus a profit, at which time the customer would take control of any work in process. For non-U.S. Government contracts where we perform as a subcontractor and our order includes similar Federal Acquisition Regulation (the FAR) provisions as the prime contractor’s order from the U.S. Government, continuous transfer of control is likewise supported by such provisions. For other non-U.S. Government customers, continuous transfer of control to such customers is also supported due to general terms in our contracts and rights to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

Due to the transfer of control over time, revenue is recognized based on progress towards completion of the performance obligation. The selection of the method to measure progress towards completion requires judgment and is based on the nature of the performance obligations. We generally use the cost-to-cost measure of progress on a proportional performance basis for our contracts because it best depicts the transfer of control to the customer which occurs as we incur costs on our contracts. Under the cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs at completion of the performance obligation. Revenues are recorded proportionally as costs are incurred. Due to the nature of the work required to be performed on certain of our performance obligations, the estimation of total revenue and cost at completion is complex, subject to many variables and requires significant judgment.  Contract estimates are based on various assumptions including labor and subcontractor costs, materials and other direct costs and the complexity of the work to be performed. A significant change in one or more of these estimates could affect the profitability of our contracts. We review and update our contract-related estimates regularly and recognize adjustments in estimated profit on contracts on a cumulative catch-up basis, which may result in an adjustment increasing or decreasing revenue to date on a contract in a particular period that the adjustment is identified. Revenue and profit in future periods of contract performance are recognized using the adjusted estimate.

Revenue that is recognized at a point in time is for the sale of software licenses in our Secure Mobility and Network Management/Defense Enterprise Solutions (formerly CO&D’s Secure Mobility Solutions) and Secure Communications Cyber and Enterprise Solutions (formerly IT & Enterprise Solutions) business groups and for the sale of resold products in Telos ID Enterprise Solutions (formerly Identity Management Solutions) and Cyber & Cloud Solutions (formerly CO&D’s Cyber Security Solutions), and is classified as product revenue.  Revenue on these contracts is recognized when the customer obtains control of the transferred product or service, which is generally upon delivery of the product to the customer for their use, due to us maintaining control of the product until that point. Orders for the sale of software licenses may contain multiple performance obligations, such as maintenance, training, or consulting services, which are typically delivered over time, consistent with the transfer of control disclosed above for the provision of services. When an order contains multiple performance obligations, we allocate the transaction price to the performance obligations using our best estimate of standalone selling price.

Contracts are routinely and often modified to account for changes in contract requirements, specifications, quantities, or price.  Depending on the nature of the modification, we determine whether to account for the modification as an adjustment to the existing contract or as a new contract.  Generally, modifications are not distinct from the existing contract due to the significant interrelatedness of the performance obligations and are therefore accounted for as an adjustment to the existing contract, and recognized as a cumulative adjustment to revenue (as either an increase or reduction of revenue) based on the modification’s effect on progress toward completion of a performance obligation.

Our contracts may include various types of variable consideration, such as claims (for instance, indirect rate or other equitable adjustments) or incentive fees. We include estimated amounts in the transaction price based on all of the information available to us, including historical information and future estimations, and to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when any uncertainty associated with the variable consideration is resolved.  We have revised and re-submitted several years of incurred cost submissions reflecting certain indirect rate structure changes as a result of regular DCAA audits of incurred cost submissions.  This resulted in signed final rate agreement letters for fiscal years 2011 to 2013 and conformed incurred cost submissions for 2014 to 2015. We evaluated the resulting changes to revenue under the applicable cost plus fixed fee contracts for the years 2011 to 2015 as variable consideration, and determined the most likely amount to which we expect to be entitled, to the extent that no constraint exists that would preclude recognizing this revenue or result in a significant reversal of cumulative revenue recognized. We included these estimated amounts of variable consideration in the transaction price and as performance on these contracts is complete, we have recognized revenue of $6.0 million during the year ended December 31, 2018.

Historically, most of our contracts do not include award or incentive fees. For incentive fees, we would include such fees in the transaction price to the extent we could reasonably estimate the amount of the fee.  With limited historical experience, we have not included any revenue related to incentive fees in our estimated transaction prices.  We may include in our contract estimates additional revenue for submitted contract modifications or claims against the customer when we believe we have an enforceable right to the modification or claim, the amount can be estimated reliably and its realization is probable. We consider the contractual/legal basis for the claim (in particular FAR provisions), the facts and circumstances around any additional costs incurred, the reasonableness of those costs and the objective evidence available to support such claims.

For our contracts that have an original duration of one year or less, we use the practical expedient applicable to such contracts and do not consider the time value of money. We capitalize sales commissions related to proprietary software and related services that are directly tied to sales. We do not elect the practical expedient to expense as incurred the incremental costs of obtaining a contract if the amortization period would have been one year or less. For the sales commissions that are capitalized, we amortize the asset over the expected customer life, which is based on recent and historical data.

Contract assets are amounts that are invoiced as work progresses in accordance with agreed-upon contractual terms, either at periodic intervals or upon achievement of contractual milestones. Generally, revenue recognition occurs before billing, resulting in contract assets. These contract assets are referred to as unbilled receivables and are reported within accounts receivable, net of reserve on our consolidated balance sheets.

Billed receivables are amounts billed and due from our customers and are reported within accounts receivable, net of reserve on the consolidated balance sheets. The portion of the payments retained by the customer until final contract settlement is not considered a significant financing component due to the intent of the retainage being the customer’s protection with respect to full and final performance under the contract.

Contract liabilities are payments received in advance and milestone payments from our customers on selected contracts that exceed revenue earned to date, resulting in contract liabilities. Contract liabilities typically are not considered a significant financing component because they are generally satisfied within one year and are used to meet working capital demands that can be higher in the early stages of a contract. Contract liabilities are reported on our consolidated balance sheet on a net contract basis at the end of each reporting period.

We have one reportable segment. We treat sales to U.S. customers as sales within the U.S. regardless of where the services are performed. Substantially all of our revenues are from U.S. customers as revenue derived from international customers is de minimus. The following tables disclose revenue (in thousands) by customer type and contract type for the periods presented.  Prior period amounts have not been adjusted under the modified retrospective method.

	2019	2018	2017
Federal	$149,257	$129,279	$101,519
State & Local, and Commercial	9,961	8,737	6,208
Total	$159,218	$138,016	$107,727

	2019	2018	2017
Firm fixed-price	$131,629	$103,454	$89,516
Time-and-materials	14,569	16,795	10,222
Cost plus fixed fee	13,020	17,767	7,989
Total	$159,218	$138,016	$107,727

The following table discloses accounts receivable and contract assets (in thousands):

	December 31,
	2019	2018
Billed accounts receivable	$11,917	$18,848
Unbilled receivables	16,745	16,000
Allowance for doubtful accounts	(720)	(306)
Receivables – net	$27,942	$34,542

The following table discloses contract liabilities (in thousands):

	December 31,
	2019	2018
Contract liabilities	$6,337	$5,232

As of December 31, 2019 and 2018, we had $112.4 million and $79.3 million of remaining performance obligations, respectively, which we also refer to as funded backlog. We expect to recognize approximately 98.4% of our remaining performance obligations as revenue in 2020, an additional 1.1% by 2021 and the balance thereafter. For the years ended December 31, 2019 and 2018, the amount of revenue recognized during the year that was included in the opening contract liabilities balance was $4.2 million and $5.5 million, respectively.

Cash and Cash Equivalents
We consider all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents. Our cash management program utilizes zero balance accounts. Accordingly, all book overdraft balances have been reclassified to accounts payable and other accrued liabilities.

Accounts Receivable
Accounts receivable are stated at the invoiced amount, less an allowance for doubtful accounts. Collectability of accounts receivable is regularly reviewed based upon managements’ knowledge of the specific circumstances related to overdue balances. The allowance for doubtful accounts is adjusted based on such evaluation. Accounts receivable balances are written off against the allowance when management deems the balances uncollectible.

Inventories
Inventories are stated at the lower of cost or net realizable value, where cost is determined using the weighted average method.  Substantially all inventories consist of purchased customer off-the-shelf hardware and software, and component computer parts used in connection with system integration services that we perform. An allowance for obsolete, slow-moving or nonsalable inventory is provided for all other inventory. This allowance is based on our overall obsolescence experience and our assessment of future inventory requirements.  This charge is taken primarily due to the age of the specific inventory and the significant additional costs that would be necessary to upgrade to current standards as well as the lack of forecasted sales for such inventory in the near future. Gross inventory was $2.8 million and $4.9 million at December 31, 2019 and 2018, respectively.  As of December 31, 2019, it is management’s judgment that we have fully provided for any potential inventory obsolescence.

The components of the allowance for inventory obsolescence are set forth below (in thousands):

	Balance Beginning of Year	Additions Charge to Costs and Expense	Recoveries	Balance End of Year

Year Ended December 31, 2019	$520	$376	$(36)	$860
Year Ended December 31, 2018	$1,484	$30	$(994)	$520
Year Ended December 31, 2017	$1,672	$73	$(261)	$1,484

Property and Equipment

Property and equipment is recorded at cost. Depreciation is provided using the straight-line method at rates based on the estimated useful lives of the individual assets or classes of assets as follows:

Furniture and equipment	3-5 Years
Leasehold improvements	Lesser of life of lease or useful life of asset
Property and equipment under finance leases	Lesser of life of lease or useful life of asset

Leased property meeting certain criteria is capitalized at the present value of the related minimum lease payments. Amortization of property and equipment under finance leases is computed using the straight-line method over the lesser of the term of the related lease and the useful life of the related asset.

Upon sale or retirement of property and equipment, the costs and related accumulated depreciation are eliminated from the accounts and any gain or loss on such disposition is reflected in the consolidated statements of operations. For the years ended December 31, 2019, 2018, and 2017, such amounts are negligible. Expenditures for repairs and maintenance are charged to operations as incurred.

Long-lived assets, such as fixed assets, are reviewed for impairment whenever circumstances indicate that the carrying amount of the asset exceeds its estimated fair value. Considerable management judgment is necessary to estimate its fair value. Accordingly, actual results could differ from such estimates. No events have been identified that caused an evaluation of the recoverability of long-lived assets.

Depreciation and amortization expense related to property and equipment, including property and equipment under finance leases was $5.0 million, $3.0 million, and $2.0 million for the years ended December 31, 2019, 2018, and 2017, respectively.

Software Development Costs
Our policy on accounting for development costs of software to be sold is in accordance with ASC Topic 985-20, “Software – Costs of Software to be Sold, Leased, or Marketed” and ASC Topic 350-40 “Internal Use Software” in so far as our Xacta products being available in various deployment modalities including on premises licenses and cloud-based Software as a Service (“SaaS”). Under both standards, software development costs are expensed as incurred until technological feasibility is reached, at which time additional costs are capitalized until the product is available for general release to customers or is ready for its intended use, as appropriate. Technological feasibility is established when all planning, designing, coding and testing activities have been completed, and all risks have been identified. Beginning with the second quarter of 2017, software development costs are capitalized and amortized over the estimated product life of 2 years on a straight-line basis. As of December 31, 2019 and 2018, we capitalized $5.6 million and $3.1 million of software development costs, respectively, which are included as a part of property and equipment. Amortization expense was $1.8 million and $1.1 million for the year ended December 31, 2019 and 2018, respectively. Accumulated amortization was $3.1 million and $1.3 million as of December 31, 2019 and 2018, respectively. The Company analyzes the net realizable value of capitalized software development costs on at least an annual basis and has determined that there is no indication of impairment of the capitalized software development costs as forecasted future sales are adequate to support amortization costs. During 2019, 2018 and 2017, we incurred salary costs for research and development of approximately $4.2 million, $3.5 million and $3.2 million, respectively, which were included as part of the selling, general and administrative expense in the consolidated statements of operations.

Income Taxes
We account for income taxes in accordance with ASC 740, “Income Taxes.”  Under ASC 740, deferred tax assets and liabilities are recognized for the estimated future tax consequences of temporary differences and income tax credits.  Deferred tax assets and liabilities are measured by applying enacted statutory tax rates that are applicable to the future years in which deferred tax assets or liabilities are expected to be settled or realized for differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.  Any change in tax rates on deferred tax assets and liabilities is recognized in net income in the period in which the tax rate change is enacted.  We record a valuation allowance that reduces deferred tax assets when it is “more likely than not” that deferred tax assets will not be realized. We are required to establish a valuation allowance for deferred tax assets if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on available evidence, realization of deferred tax assets is dependent upon the generation of future taxable income.  We considered projected future taxable income, tax planning strategies, and reversal of taxable temporary differences in making this assessment. As such, we have determined that a full valuation allowance is required as of December 31, 2019 and 2018. As a result of a full valuation allowance against our deferred tax assets, a deferred tax liability related to goodwill remains on our consolidated balance sheet at December 31, 2019 and 2018. Due to the tax reform enacted on December 22, 2017, net operating losses generated in taxable years beginning after December 31, 2017 will have an indefinite carryforward period, which will be available to offset future taxable income created by the reversal of temporary taxable differences related to goodwill.  As a result, we have adjusted the valuation allowance on our deferred tax assets and liabilities at December 31, 2019 and 2018.  See additional information on tax reform and its impact on our income taxes in Note 9 – Income Taxes.

We follow the provisions of ASC 740 related to accounting for uncertainty in income taxes. The accounting estimates related to liabilities for uncertain tax positions require us to make judgments regarding the sustainability of each uncertain tax position based on its technical merits. If we determine it is more likely than not that a tax position will be sustained based on its technical merits, we record the impact of the position in our consolidated financial statements at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. These estimates are updated at each reporting date based on the facts, circumstances and information available. We are also required to assess at each reporting date whether it is reasonably possible that any significant increases or decreases to our unrecognized tax benefits will occur during the next 12 months.

Goodwill
We evaluate the impairment of goodwill in accordance with ASC 350, which requires goodwill and indefinite-lived intangible assets to be assessed on at least an annual basis for impairment using a fair value basis. Between annual evaluations, if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount, then impairment must be evaluated. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or business climate, or (2) a loss of key contracts or customers.

As the result of an acquisition, we record any excess purchase price over the net tangible and identifiable intangible assets acquired as goodwill. An allocation of the purchase price to tangible and intangible net assets acquired is based upon our valuation of the acquired assets. Goodwill is not amortized, but is subject to annual impairment tests. We complete our goodwill impairment tests as of December 31st each year. Additionally, we make evaluations between annual tests if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The evaluation is based on the estimation of the fair values of our three reporting units, Cyber Operations and Defense (“CO&D”), Telos ID Enterprise Solutions, and Secure Communications Cyber and Enterprise Solutions, of which goodwill is housed in the CO&D reporting units, in comparison to the reporting unit’s net asset carrying values. Our discounted cash flows required management’s judgment with respect to forecasted revenue streams and operating margins, capital expenditures and the selection and use of an appropriate discount rate. We utilized the weighted average cost of capital as derived by certain assumptions specific to our facts and circumstances as the discount rate. The net assets attributable to the reporting units are determined based upon the estimated assets and liabilities attributable to the reporting units in deriving its free cash flows. In addition, the estimate of the total fair value of our reporting units is compared to the market capitalization of the Company. The Company’s assessment resulted in a fair value that was greater than the Company’s carrying value, therefore the second step of the impairment test, as prescribed by the authoritative literature, was not required to be performed and no impairment of goodwill was recorded as of December 31, 2019. Subsequent reviews may result in future periodic impairments that could have a material adverse effect on the results of operations in the period recognized. Recent operating results have reduced the projection of future cash flow growth potential, which indicates that certain negative potential events, such as a material loss or losses on contracts, or failure to achieve projected growth could result in impairment in the future. We estimate fair value of our reporting unit and compare the valuation with the respective carrying value for the reporting unit to determine whether any goodwill impairment exists. If we determine through the impairment review process that goodwill is impaired, we will record an impairment charge in our consolidated statements of operations. Goodwill is amortized and deducted over a 15-year period for tax purposes.

Stock-Based Compensation
Compensation cost is recognized based on the requirements of ASC 718, “Stock Compensation,” for all share-based awards granted.  Since June 2008, we have issued restricted stock (Class A common) to our executive officers, directors and employees. In May 2017, we granted 5,005,000 shares of restricted stock to our executive officers and employees. Such stock is subject to a vesting schedule as follows:  25% of the restricted stock vests immediately on the date of grant, thereafter, an additional 25% will vest annually on the anniversary of the date of grant subject to continued employment or services. As of December 31, 2019, there were 1,198,750 shares of restricted stock that remained subject to vesting. In the event of death of the employee or a change in control, as defined by the Telos Corporation 2008 Omnibus Long-Term Incentive Plan, the 2013 Omnibus Long-Term Incentive Plan, or the 2016 Omnibus Long-Term Incentive Plan, all unvested shares shall automatically vest in full. In accordance with ASC 718, we recorded immaterial compensation expense for any of the issuances as the value of the common stock was nominal, based on the deduction of our outstanding debt, capital lease obligations, and preferred stock from an estimated enterprise value, which was estimated based on discounted cash flow analysis, comparable public company analysis, and comparable transaction analysis. Additionally, we determined that a significant change in the valuation estimate for common stock would not have a significant effect on the consolidated financial statements.

Earnings (Loss) per Share

Basic net earnings (loss) per share is computed by dividing the net loss by the weighted-average number of common shares outstanding for the period, without consideration for potentially dilutive securities. Diluted net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock and dilutive common stock equivalents outstanding for the period determined using the treasury-stock and if-converted methods. Dilutive common stock equivalents are comprised of unvested restricted common stock and common stock warrants. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding as inclusion of the potentially dilutive securities would be antidilutive.

Potentially dilutive securities not included in the calculation of diluted net loss per share because to do so would be anti-dilutive are as follows (in common stock equivalent shares):

	2019	2018	2017
Unvested restricted stock	1,191	2,428	3,724
Common Stock Warrants, exercisable at $1.321/share	1,135	1,135	1,135
Total	2,326	3,563	4,859

Unaudited Pro Forma Net Income (Loss) per Share

Pro forma unaudited net income (loss) reflects the conversion of the Class A and Class B common stock for common stock on a 1:1 basis and the conversion of our Redeemable Preferred Stock for common stock. The pro forma unaudited earnings (loss) per share is computed as follows:

2019
Net Income (Loss) Attributable to Telos Corporation
Dividends from preferred stock recorded as interest expense
Net income used to compute pro forma net earnings (loss) per share

Weighted average common shares outstanding, basic and diluted reflecting the conversion of Class A and Class B common stock into common stock
Pro forma adjustment to reflect conversion of preferred shares
Weighted average common shares outstanding used in computing pro forma net earnings per share, basic and diluted

Pro forma net earnings (loss) per common share, basic and diluted

Comprehensive Loss
Comprehensive loss includes changes in equity (net assets) during a period from non-owner sources. Our accumulated other comprehensive income (loss) was comprised of a loss from foreign currency translation of $101,000 and $90,000 as of December 31, 2019 and 2018, respectively; and actuarial gain on pension liability adjustments in Teloworks of $107,000 as of December 31, 2019 and 2018.

Financial Instruments
We use various methods and assumptions to estimate the fair value of our financial instruments. Due to their short-term nature, the carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value. The fair value of long-term debt is based on the discounted cash flows for similar term borrowings based on market prices for the same or similar issues.

 Fair value estimates are made at a specific point in time, based on relevant market information. These estimates are subjective in nature and involve matters of judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Recent Accounting Pronouncements Adopted
In February 2016, the FASB issued ASU 2016-02, “Leases (ASC Topic 842)”, which requires lessees to recognize a right-of-use asset and lease liability on the balance sheet and expands disclosures about leasing arrangements for both lessees and lessors, among other items, for most lease arrangements. The new standard is effective for fiscal years beginning after December 15, 2018, which made the new standard effective for us on January 1, 2019. In July 2018, the FASB issued ASU 2018-11, “Leases (ASC Topic 842): Targeted Improvements,” which allows for an additional transition method under the modified retrospective approach for the adoption of ASU 2016-02. The two permitted transition methods are (a) to apply the new lease requirements at the beginning of the earliest period presented (the Comparative Method) and (b) to apply the new lease requirements at the effective date (the Effective Date Method). Under both transition methods there is a cumulative effect adjustment. We adopted the standard on January 1, 2019 by applying the new lease requirements utilizing the Effective Date Method for all leases with terms greater than 12 months. We elected the package of practical expedients permitted under the transition guidance within the new standard, which included carrying forward historical assessments of: (1) whether contracts are or contain leases, (2) lease classification and (3) initial direct costs. The adoption of this standard resulted in the recognition of right-of-use assets of $2.0 million and additional lease liabilities of $2.0 million as of January 1, 2019. The adoption of the standard did not have a material impact on our operating results or cash flows. The comparative periods have not been restated for the adoption of ASU 2016-02.

Recent Accounting Pronouncements Not Yet Adopted
In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which introduces new guidance for estimating credit losses on certain types of financial instruments based on expected losses and the timing of the recognition of such losses. This standard will be effective for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted. While we are currently assessing the impact the adoption of this ASU will have on our consolidated financial position, results of operations and cash flows, we do not believe the adoption of this ASU will have a material impact on our consolidated financial position, results of operations and cash flows.

In January 2017, the FASB issued ASU 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment,” which eliminates Step 2 of the current goodwill impairment test that requires a hypothetical purchase price allocation to measure goodwill impairment. A goodwill impairment loss will instead be measured at the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the recorded amount of goodwill. The provisions of this ASU are effective for years beginning after December 15, 2019, with early adoption permitted for any impairment test performed on testing dates after January 1, 2017. The adoption of this ASU will not have a material impact on our consolidated financial position, results of operations and cash flows.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”, which modifies the disclosure requirement for fair value measurement under ASC 820 to improve the effectiveness of such disclosures. Those modifications include the removal and addition of disclosure requirements as well as clarifying specific disclosure requirements.  This standard will be effective for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted. The adoption of this ASU will not have a material impact on our consolidated financial position, results of operations and cash flows.

In August 2018, the FASB issued ASU 2018-15, “Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract,” which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software.  This standard will be effective for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted. The adoption of this ASU will not have a material impact on our consolidated financial position, results of operations and cash flows.